[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) NEW DISCOVERY
                              SERIES

MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
Brian E. Stack*                                          For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided a total return of 8.34%, including the reinvestment of any distributions. This compares to a 3.04% return for the series' benchmark, the Russell 2000 Total Return Index (the Russell 2000) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Despite a dramatic market correction this past spring, performance of the portfolio remained strong. We feel this was in large measure due to our consistent bottom-up focus on the fundamentals of each individual stock we hold. And although ours is a growth portfolio, we remain constantly vigilant on valuations (prices in relation to projected fundamentals and earnings). In late 1999 and into the first quarter of this year, we felt that even stocks of some sound companies with high growth rates had reached valuations that substantially exceeded what was fundamentally justified. This led us to reduce our exposure to a number of technology issues. In March and April, when it became clear that the Federal Reserve Board (the Fed) was intent upon slowing the growth rate of the economy and muting the wealth effect created by a strong stock market, many of the high valuation stocks that we had previously sold were extremely hard hit. The portfolio's strong relative performance during such difficult periods illustrates how a disciplined, research-driven approach may translate into consistent outperformance during down markets, as well as up.

Over the recent period, selected stocks in the energy, business services, and health care sectors were among the portfolio's strongest performers. In the energy sector, our research correctly anticipated last year that rising energy prices would bring many deep-water oil drilling companies and natural gas exploration and production companies out of their cyclical slump. During the second half of 1999, at a time when the market was largely ignoring these stocks, we increased our holdings in drilling industry firms such as Noble Drilling and Cooper Cameron and natural gas producers such as EOG Resources. Over the first half of 2000, the market apparently recognized the potential of these companies, and as a result their stocks have been strong performers for the portfolio.

Business services companies have been a significant theme in the portfolio for some time. These are firms that design and implement computer and information technology systems for other companies, helping their clients use technology to increase productivity and reduce costs. One characteristic that makes business services companies attractive is their relative predictability of earnings, because much of their income is based on long-term contracts. Because they are selling services more than products, they also appear to be able to ride the technology wave with less risk of a product becoming obsolete.

However, the stocks of many of these firms were beaten down throughout early and mid-1999, due to fears about a Year 2000 (Y2K) related sales slump. We took the view that the Y2K problem was going to be relatively short-lived and, indeed, during late 1999 and the first half of 2000, many of these stocks came back strongly. Among them were CSG Systems, which does billing for cable and telecommunications companies, and Diamond Technology Partners, which helps Fortune 500 companies develop and implement Internet strategies.

In the health care sector, we view several companies in the medical services and medical technology areas as having strong growth potential. These areas have not been staples of many aggressive growth funds in the past year or so, due largely to cutbacks in government reimbursement. In our view, however, there will be tremendous opportunity in this sector as the average American grows older and lives longer, and as new technologies become available to treat many conditions more effectively. Caremark Rx, our largest health care position, provides an example of how we use our MFS Original Research(R) process to uncover new opportunities.

Caremark was a relatively unknown company in the pharmacy benefit management
(PBM) business. It manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation. When we looked at the company, we noted that Caremark was the second largest independent player in a fast-growing industry. Moreover, it was achieving the industry's fastest rate of revenue growth, and it boasted the industry's highest profit margins.

Most importantly, Caremark was relatively unknown to Wall Street. New management had recently taken charge and discontinued some unattractive legacy businesses. Looking more closely, we discovered two important elements of value that hadn't yet impacted the stock price. Firstly was Caremark's chronic disease management business. This unit provides care to patients with chronic diseases, frequently utilizing newly-developed biotechnology-based drugs. The valuations of similar public companies suggested this unit might be worth almost Caremark's entire share price at the time of our purchase. Secondly, Caremark's net operating loss carryforward, which had been generated by the discontinued lines of business, could be used to shelter future taxable income. This asset was worth another several dollars per share. Together, the value of these assets suggested that by buying Caremark, we were getting the fast-growing PBM business for free. We thus acquired a sizeable position in Caremark, which has already appreciated considerably this year. We see continued strong gains for Caremark in the months ahead.

Looking ahead, we remain confident that small-cap investing presents a compelling combination. It exposes investors to many of the highest growth companies in the economy, yet currently offers lower average valuations than large-cap stocks. And even if the economy weakens in response to higher interest rates, we think small caps may continue to enjoy rapid earnings growth. Our experience has been that in a slowing economy, earnings growth may be a bit more resilient among small-cap growth companies because historically they achieve much of their growth based on innovation and seem to be less locked in to the economic cycle.

    Respectfully,

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Brian E. Stack is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) New Discovery Fund, MFS(R) Institutional Emerging Equities Fund, and the New Discovery Series offered through MFS(R)/Sun Life annuity products. He is also portfolio manager of MFS(R) New Discovery Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Stack joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organization, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $94.2 million as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                                            6 Months               1 Year                Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       +8.34%              +56.28%              +92.01%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                     --                +56.28%              +35.18%
--------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                            6 Months               1 Year                Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       +8.34%              +56.28%              +92.01%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                     --                +56.28%              +35.18%
--------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 1, 1998, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 89.4%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.5%
  Advertising - 0.1%
    24/7 Media, Inc.*                                                  8,370                $   130,781
-------------------------------------------------------------------------------------------------------
  Airlines - 0.8%
    Atlas Air, Inc.*                                                  13,361                $   479,326
    Skywest, Inc.                                                      7,741                    286,901
                                                                                            -----------
                                                                                            $   766,227
-------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Delta and Pine Land Co.                                           21,980                $   550,874
-------------------------------------------------------------------------------------------------------
  Auto Parts - 0.5%
    Brooks Automation, Inc.*                                           7,832                $   500,759
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*#                         27,111                $   896,357
-------------------------------------------------------------------------------------------------------
  Business Services - 17.1%
    BISYS Group, Inc.*#                                               13,760                $   846,240
    Braun Consulting, Inc.*                                            9,940                    209,982
    Carbo Ceramics, Inc.                                               8,930                    313,666
    Complete Business Solutions, Inc.*#                               27,641                    485,445
    Computer Horizons Corp.*                                          14,150                    190,141
    Concord EFS, Inc.*                                                55,530                  1,443,780
    CSG Systems International, Inc.*                                   6,596                    369,788
    Dendrite International, Inc.*                                     26,933                    897,206
    Diamond Technology Partners, Inc., "A"*                            5,662                    498,256
    Digimarc Corp.*                                                    3,210                    123,585
    EGL, Inc.*                                                        26,900                    827,175
    eLoyalty Corp.*                                                   72,922                    929,755
    Gartner Group, Inc., "A"*                                         15,800                    189,600
    iGATE Capital Corp.*#                                             18,040                    248,050
    IMRglobal Corp.*#                                                 54,289                    709,150
    infoUSA, Inc.*                                                    36,776                    239,044
    Interim Services, Inc.*                                           21,100                    374,525
    Learning Tree International, Inc.*#                                3,422                    209,598
    Meta Group, Inc.*                                                 10,287                    198,025
    Mettler Toledo International, Inc.*                                8,910                    356,400
    Modis Professional Services, Inc.*#                               49,839                    380,022
    National Data Corp.                                               31,520                    724,960
    Navigant Consulting Co.*                                          59,880                    254,490
    NCO Group, Inc.*                                                  16,110                    372,544
    Nextera Enterprises, Inc.*                                        34,456                    164,743
    NOVA Corp.*                                                       51,645                  1,442,832
    Peregrine Systems, Inc.*                                          33,333                  1,156,238
    Probusiness Services, Inc.*                                       11,105                    294,977
    Radiant Systems, Inc.*                                            38,034                    912,816
    Renaissance Worldwide, Inc.*                                      37,074                     57,928
    S1 Corp.*                                                         13,838                    322,598
    Technology Solutions Co.*#                                        57,792                    357,588
                                                                                            -----------
                                                                                            $16,101,147
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    HNC Software, Inc.*                                                8,770                $   541,548
    Verity, Inc.*                                                     15,980                    607,240
                                                                                            -----------
                                                                                            $ 1,148,788
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 5.0%
    Concord Communications, Inc.*                                      9,690                $   386,389
    Hyperion Solutions Corp.*                                         25,358                    822,550
    Lightspan, Inc.*                                                  68,220                    375,210
    RSA Security, Inc.*                                               44,166                  3,058,495
    Tier Technologies, Inc.*                                          15,068                     79,107
                                                                                            -----------
                                                                                            $ 4,721,751
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 10.6%
    Acxiom Corp.*                                                     14,665                $   399,621
    Alteon Websystems, Inc.*                                           2,780                    278,174
    Aspen Technology, Inc.*#                                          38,999                  1,501,461
    AVT Corp.*#                                                       41,982                    309,617
    Cadence Design Systems, Inc.*                                     11,700                    238,388
    Cambridge Technology Partners, Inc.*                              33,316                    290,474
    Checkfree Holdings Corp.*                                         14,278                    736,209
    Computer Network Technology Corp.*                                41,068                    713,556
    Cysive, Inc.*                                                      8,090                    193,149
    Exchange Applications Software*                                   15,742                    419,131
    Intelligroup, Inc.*                                               13,530                    162,360
    Mercator Software, Inc.*                                           7,740                    532,125
    MMC Networks, Inc.*                                               41,490                  2,217,122
    New Era of Networks, Inc.*                                        10,200                    433,500
    Packeteer, Inc.*                                                   6,100                    177,663
    RAVISENT Technologies, Inc.*                                      41,450                    292,741
    StorageNetworks, Inc.*                                               160                     14,440
    Transaction System Architects, Inc., "A"*                         37,583                    643,609
    Wind River Systems, Inc.*                                         10,816                    409,656
                                                                                            -----------
                                                                                            $ 9,962,996
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Sodexho Marriott Services, Inc.                                   23,533                $   376,528
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Sportsline USA, Inc.*                                              9,717                $   165,796
-------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Ivex Packaging Corp.*                                             32,682                $   363,587
-------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Capstone Turbine Corp.*                                              750                $    33,797
-------------------------------------------------------------------------------------------------------
  Electronics - 8.2%
    Alliance Semiconductor Corp.*                                      5,300                $   130,181
    Burr-Brown Corp.*                                                 17,950                  1,556,041
    Cable Design Technologies Corp.*                                   7,769                    260,261
    Credence Systems Corp.*                                            7,184                    396,467
    DuPont Photomasks, Inc.*                                          12,894                    883,239
    GaSonics International Corp.*                                     14,391                    567,545
    Integrated Device Technology, Inc.*                               12,970                    776,579
    Marvell Technology Group Ltd.*                                       600                     34,200
    MKS Instruments, Inc.*                                             7,021                    274,697
    Photronics, Inc.*                                                 25,913                    735,281
    Sawtek, Inc.*                                                      2,920                    168,083
    SIPEX Corp.*                                                      12,009                    332,499
    Triquint Semiconductor, Inc.*                                      4,188                    400,739
    Varian Semiconductor Equipment Associates, Inc.*                  10,890                    684,028
    Veeco Instruments, Inc.*                                           6,480                    474,660
                                                                                            -----------
                                                                                            $ 7,674,500
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    Emmis Broadcasting Corp., "A"*                                     7,102                $   293,845
    Spanish Broadcasting Systems, Inc.*                               11,875                    244,180
                                                                                            -----------
                                                                                            $   538,025
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Federated Investors, Inc., "A"                                    11,000                $   385,688
    Financial Federal Corp.*                                           6,768                    117,594
                                                                                            -----------
                                                                                            $   503,282
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    Del Monte Foods Co.*#                                             30,113                $   205,145
-------------------------------------------------------------------------------------------------------
  Healthcare - 3.1%
    Caremark Rx, Inc.*                                               430,612                $ 2,933,544
-------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Inspire Insurance Solutions, Inc.*                                69,195                $   207,585
-------------------------------------------------------------------------------------------------------
  Internet - 2.9%
    Digital Insight Corp.*                                             5,767                $   196,078
    HealthGate Data Corp.*                                             2,590                      4,209
    Jupiter Communications, Inc.*                                     11,665                    268,295
    L90, Inc.*                                                         9,430                     99,015
    Lante Corp.*                                                       5,820                    118,946
    Netopia, Inc.*                                                     2,593                    104,368
    Netzee, Inc.*                                                      5,320                     30,424
    Onesource Information Services, Inc.*                             20,290                    152,175
    Ticketmaster Online-Citysearch, Inc.*                              5,060                     80,644
    VeriSign, Inc.*                                                    7,728                  1,363,992
    Versata, Inc.*                                                     8,170                    329,353
    Virage, Inc.*                                                        190                      3,432
                                                                                            -----------
                                                                                            $ 2,750,931
-------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Applied Science and Technology, Inc.*                              5,679                $   146,944
    Asyst Technologies, Inc.*                                         12,372                    423,741
                                                                                            -----------
                                                                                            $   570,685
-------------------------------------------------------------------------------------------------------
  Manufacturing - 0.3%
    Kemet Corp.*                                                      13,070                $   327,567
-------------------------------------------------------------------------------------------------------
  Media - 0.1%
    Radio One, Inc.*                                                   3,090                $    68,173
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Closure Med Corp.*                                                10,900                $   250,700
    CONMED Corp.*                                                     20,520                    530,955
    Haemonetics Corp.*                                                24,396                    512,316
    ORATEC Interventions, Inc.*                                        9,620                    321,067
                                                                                            -----------
                                                                                            $ 1,615,038
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.4%
    Allos Therapeutics, Inc.*                                         11,090                $   108,127
    BioSource International, Inc.*                                     5,310                    118,147
    Cyberonics, Inc.*                                                 20,135                    241,620
    Cytyc Corp.*                                                      21,604                  1,153,113
    Express Scripts, Inc.*                                             2,720                    168,980
    IDEXX Laboratories, Inc.*#                                        11,645                    266,379
    IDX Systems Corp.*                                                16,471                    232,653
    Impath, Inc.*                                                      9,317                    505,447
    LifePoint Hospitals, Inc.*                                        20,144                    448,204
    Lincare Holdings, Inc.*                                           17,120                    421,580
    Martek Biosciences Corp.*                                            554                     10,388
    Omnicare, Inc.                                                    40,250                    364,766
    Orthodontic Centers of America, Inc.*                             17,727                    401,073
    Osteotech, Inc.*                                                  24,714                    259,497
    Parexel International Corp.*                                      34,250                    327,516
    Summit Technology, Inc.*                                          16,680                    314,835
    Superior Consultant Holdings Corp.*                                  897                      4,261
    Total Renal Care Holdings, Inc.*                                  63,717                    382,302
    V. I. Technologies, Inc.*                                         24,977                    174,839
    VISX, Inc.*                                                        3,000                     84,188
                                                                                            -----------
                                                                                            $ 5,987,915
-------------------------------------------------------------------------------------------------------
  Oil Services - 6.7%
    Cooper Cameron Corp.*                                              6,479                $   427,614
    Dril-Quip, Inc.*                                                   5,874                    274,610
    Global Industries, Inc.*                                         102,620                  1,936,953
    Input/Output, Inc.*                                               36,304                    306,315
    Key Energy Services, Inc.*                                        28,320                    272,580
    National Oilwell, Inc.*                                           13,085                    430,169
    Noble Drilling Corp.*                                             33,392                  1,375,333
    Trico Marine Services, Inc.*                                      71,840                    915,960
    Weatherford International, Inc.*                                   9,839                    391,715
                                                                                            -----------
                                                                                            $ 6,331,249
-------------------------------------------------------------------------------------------------------
  Oils - 4.8%
    EOG Resources, Inc.                                               15,600                $   522,600
    Grant Pride Co., Inc.*                                             9,839                    245,975
    Houston Exploration Co.*                                          22,298                    560,237
    Louis Dreyfus Natural Gas Corp.*                                  11,430                    357,902
    Marine Drilling Companies, Inc.*                                  28,280                    791,840
    Newfield Exploration Co.*                                         17,872                    699,242
    Oceaneering International, Inc.*                                  32,860                    624,340
    Santa Fe Snyder Corp.*                                            59,200                    673,400
                                                                                            -----------
                                                                                            $ 4,475,536
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Scholastic Corp.*#                                                 8,667                $   529,770
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Papa John's International, Inc.*                                  21,376                $   523,712
    Sonic Corp.*                                                      13,218                    388,279
                                                                                            -----------
                                                                                            $   911,991
-------------------------------------------------------------------------------------------------------
  Retail - 0.4%
    CSK Auto Corp.*                                                    8,226                $    62,209
    PETCO Animal Supplies, Inc.*                                      15,654                    307,210
                                                                                            -----------
                                                                                            $   369,419
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Harmonic Lightwaves, Inc.*                                         3,000                $    74,250
    Sylvan Learning Systems, Inc.*                                    37,510                    515,763
                                                                                            -----------
                                                                                            $   590,013
-------------------------------------------------------------------------------------------------------
  Technology - 1.1%
    Galileo Technology Ltd.*                                          17,120                $   368,080
    Varian, Inc.*                                                     13,826                    637,724
                                                                                            -----------
                                                                                            $ 1,005,804
-------------------------------------------------------------------------------------------------------
  Telecommunications - 8.5%
    Advanced Fibre Communications, Inc.*                              11,570                $   524,266
    ANTEC Corp.*                                                      13,740                    571,069
    Aware, Inc.*                                                      10,070                    514,829
    Cabletron Systems, Inc.*                                          26,780                    676,195
    California Amplifier, Inc.*                                        9,530                    435,997
    Carrier Access Corp.*                                              5,550                    293,456
    Emulex Corp.*                                                      8,160                    536,010
    Intermedia Communications, Inc.*                                  20,437                    608,001
    MGC Communications, Inc.*                                          8,980                    538,239
    Natural Microsystems Corp.*                                        8,240                    926,485
    Net Perceptions, Inc.*                                             7,300                    115,887
    Pinnacle Holdings, Inc.*                                          16,741                    904,014
    Proxim, Inc.*                                                      4,271                    422,695
    Telaxis Communications Corp.*                                     11,200                    350,000
    Viasystems Group, Inc.*                                            3,430                     55,523
    Tekelec Co.*                                                      11,230                    541,146
                                                                                            -----------
                                                                                            $ 8,013,812
-------------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 0.1%
    Epresence, Inc.*                                                  16,960                $   122,960
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $81,452,332
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.9%
  Canada - 0.5%
    Intertape Polymer Group, Inc. (Containers)                        26,700                $   460,575
-------------------------------------------------------------------------------------------------------
  Ireland - 1.9%
    SmartForce PLC* (Internet)                                        37,650                $ 1,807,200
-------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Fundtech Ltd.*# (Computer Software - Systems)                     19,500                $   507,000
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 2,774,775
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $81,868,855)                                                 $84,227,107
-------------------------------------------------------------------------------------------------------
Preferred Stock - 0.3%
-------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Sitara Networks Inc. (Identified Cost, $276,024)                  42,400                $   276,024
-------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Martek Biosciences Corp.## (Identified Cost, $0)                     166                $     3,112
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.9%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost         $   8,343                $ 8,339,955
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $90,484,834)                                            $92,846,198
-------------------------------------------------------------------------------------------------------

Securities Sold Short (0.1)%
-------------------------------------------------------------------------------------------------------
                                                                      SHARES
-------------------------------------------------------------------------------------------------------
  Internet - (0.1)%
    Retek, Inc.* (Proceeds Received, $143,542)                        (1,940)               $   (62,080)
-------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.5%                                                         1,369,901
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $94,154,019
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
 # Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At June 30, 2000, the value of securities pledged amounted to $1,315,879.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $90,484,834)             $ 92,846,198
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        14,688,820
  Cash                                                                      812
  Deposits with brokers for securities sold short                       143,542
  Receivable for series shares sold                                     547,148
  Receivable for investments sold                                     1,150,359
  Interest and dividends receivable                                       1,920
  Other assets                                                               49
                                                                   ------------
      Total assets                                                 $109,378,848
                                                                   ------------
Liabilities:
  Securities sold short, at value (proceeds received, $143,542)    $     62,080
  Payable for series shares reacquired                                  296,059
  Payable for investments purchased                                     175,169
  Collateral for securities loaned, at value                         14,688,820
  Payable to affiliates --
    Management fee                                                        2,290
    Reimbursement fee                                                       381
    Distribution fee                                                         30
                                                                   ------------
      Total liabilities                                            $ 15,224,829
                                                                   ------------
Net assets                                                         $ 94,154,019
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 88,196,968
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      2,442,827
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 3,646,242
  Accumulated net investment loss                                      (132,018)
                                                                   ------------
      Total                                                        $ 94,154,019
                                                                   ============
Shares of beneficial interest outstanding                           5,128,300
                                                                    =========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $88,164,871 / 4,801,905
    shares of beneficial interest outstanding)                       $18.36
                                                                     ======
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $5,989,148 / 326,395
    shares of beneficial interest outstanding)                       $18.35
                                                                     ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                       $    141,571
    Income on securities loaned                                           9,653
    Dividends                                                             7,744
    Foreign taxes withheld                                                 (368)
                                                                   ------------
      Total investment income                                      $    158,600
                                                                   ------------
  Expenses -
    Management fee                                                 $    236,769
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                       9,208
    Distribution fee (Service Class)                                        759
    Administrative fee                                                    4,387
    Custodian fee                                                        13,153
    Printing                                                             31,986
    Postage                                                                   7
    Auditing fees                                                        12,100
    Legal fees                                                              402
    Miscellaneous                                                         1,232
                                                                   ------------
      Total expenses                                               $    311,093
    Fees paid indirectly                                                 (1,820)
    Reduction of expenses by investment adviser                         (18,655)
                                                                   ------------
      Net expenses                                                 $    290,618
                                                                   ------------
        Net investment loss                                        $   (132,018)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  3,815,313
    Securities sold short                                               (49,612)
    Foreign currency transactions                                             2
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  3,765,703
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (1,170,368)
    Securities sold short                                                83,321
    Translation of assets and liabilities in foreign currencies               2
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (1,087,045)
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  2,678,658
                                                                   ------------
          Increase in net assets from operations                   $  2,546,640
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                   YEAR ENDED
                                                             JUNE 30, 2000            DECEMBER 31, 1999
                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $   (132,018)                $    (30,129)
  Net realized gain on investments and foreign currency
    transactions                                                3,765,703                    1,457,686
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       (1,087,045)                   3,435,397
                                                                                          ------------
    Increase in net assets from operations                   $  2,546,640                 $  4,862,954
                                                             ------------                 ------------
Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions
  (Initial Class)                                            $ (1,180,832)                $   (311,307)
                                                             ------------                 ------------
Net increase in net assets from series share transactions    $ 74,673,032                 $ 12,425,252
                                                             ------------                 ------------
    Total increase in net assets                             $ 76,038,840                 $ 16,976,899
Net assets:
  At beginning of period                                     $ 18,115,179                 $  1,138,280
                                                             ------------                 ------------
  At end of period (including accumulated net investment
    loss of $132,018 and $0, respectively)                   $ 94,154,019                 $ 18,115,179
                                                             ============                 ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED           YEAR ENDED        PERIOD ENDED
                                                           JUNE 30, 2000         DECEMBER 31,        DECEMBER 31,
                                                             (UNAUDITED)                 1999               1998*
-----------------------------------------------------------------------------------------------------------------
                                             INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $17.27               $10.22              $10.00
                                                                  ------               ------              ------
Income from investment operations# -
  Net investment loss(S)                                          $(0.04)              $(0.09)             $(0.04)
  Net realized and unrealized gain on investments and
    foreign currency                                                1.45                 7.53                0.26
                                                                  ------               ------              ------
  Total from investment operations                                $ 1.41               $ 7.44              $ 0.22
                                                                  ------               ------              ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                    $(0.32)              $(0.39)             $ --
                                                                  ------               ------              ------
Net asset value - end of period                                   $18.36               $17.27              $10.22
                                                                  ======               ======              ======
Total return                                                        8.34%++             73.41%               2.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.11%+               1.17%               1.17%+
  Net investment loss                                              (0.50)%+             (0.72)%             (0.74)%+
Portfolio turnover                                                    39%                 185%                130%
Net assets at end of period (000 omitted)                        $88,165              $18,115              $1,138

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                         $(0.05)              $(0.25)             $(0.28)
      Ratios (to average net assets):
        Expenses##                                                  1.18%+               2.49%               5.22%+
        Net investment loss                                        (0.57)%+             (2.04)%             (4.79)%+
 * For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                               JUNE 30, 2000*
                                                                (UNAUDITED)
-------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $17.24
                                                                   ------
Income from investment operations# -
  Net investment loss(S)                                           $(0.04)
  Net realized and unrealized gain on investments and foreign
    currency                                                         1.15
                                                                   ------
  Total from investment operations                                 $ 1.11
                                                                   ------
Net asset value - end of period                                    $18.35
                                                                   ======
Total return                                                         8.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         1.31%+
  Net investment loss                                               (0.69)%+
Portfolio turnover                                                     39%
Net assets at end of period (000 omitted)                          $5,989

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                          $(0.05)
      Ratios (to average net assets):
        Expenses##                                                   1.38%+
        Net investment loss                                         (0.76)%+
 * For the period from the inception of the Service Class shares, May 1, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business Organization
MFS New Discovery Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 63 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $14,185,050. These loans were collateralized by cash of $14,688,820 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                   SHARES            AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   14,688,820          $14,688,820

Short Sales - The series may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distribution in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses owed to MFS by the series amounted to $95,567.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan relating to Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee of 0.25% per annum of the series' average daily net assets attributable to the Service Class shares in order that MFD may pay expenses on behalf of the series. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees' of the Trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily assets attributable to Service Class on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $18,919,745 and $7,846,823, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $90,484,834
                                                                   -----------
Gross unrealized appreciation                                      $11,019,025
Gross unrealized depreciation                                       (8,657,661)
                                                                   -----------
    Net unrealized appreciation                                    $ 2,361,364
                                                                   ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                       SIX MONTHS ENDED JUNE 30, 2000        YEAR ENDED DECEMBER 31, 1999
                                      -------------------------------        ----------------------------
                                              SHARES           AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 4,468,952      $82,010,083          1,306,924      $17,118,606
Shares issued to shareholders in
  reinvestment of distributions                69,757        1,180,830             18,737          311,327
Shares reacquired                            (785,926)     (14,218,075)          (387,890)      (5,004,681)
                                            ---------      -----------          ---------      -----------
    Net increase                            3,752,783      $68,972,838            937,771      $12,425,252
                                            =========      ===========          =========      ===========

Service Class shares
                                           PERIOD ENDED JUNE 30, 2000*
                                      --------------------------------
                                               SHARES           AMOUNT
----------------------------------------------------------------------
Shares sold                                   371,059       $6,459,989
Shares reacquired                             (44,664)        (759,795)
                                            ---------      -----------
    Net increase                              326,395       $5,700,194
                                            =========      ===========

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $192. The series had no significant borrowings during the six month period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VND-3  8/00   60M